UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  September 29, 2011

IDEAL FINANCIAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53922	33-0999642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd.
Suite 3010
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(801) 302-2251

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2011, Ideal Financial Solutions, Inc. (the “Company”) announced that Robert Dahl, has resigned from the Company’s Board of Directors to pursue other interests.

On September 29, 2011, the Board of Directors of the Company approved the appointment of Christopher Sunyich to serve on the Board of Directors

Mr. Sunyich has served as President of the Company since March 2009. Prior to March 2009, Mr. Sunyich served as a sales and customer service manager for the Company from January 2002 to March 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideal Financial Solutions, Inc.

Dated: September 29, 2011	By /s/ Steven L. Sunyich
Steven L. Sunyich, Chief Executive Officer